EXHIBIT 10.3

                       NOTE AND WARRANT PURCHASE AGREEMENT

         THIS NOTE AND WARRANT PURCHASE AGREEMENT (this "AGREEMENT"), is made and entered into as of the 8th day of March, 2005, by and between National Coal Corp., a Florida corporation (the "COMPANY"), located at 319 Ebenezer Road, Knoxville, TN 37923, National Coal Corporation, a Tennessee corporation also located at 319 Ebenezer Road, Knoxville, TN 37923 (the "BORROWER") which is the wholly-owned subsidiary of the Company, and the purchaser identified on the signature page to this Agreement (the "PURCHASER"), located at the address set forth on the Signature Page to this Agreement.

                                   ARTICLE 1.
                      AUTHORIZATION AND SALE OF SECURITIES

         1.1 AUTHORIZATION. The Company and the Borrower have authorized the sale and issuance to the Purchaser and others, in one or more closings, of
(i) senior secured promissory notes due no later than August 8, 2005 (the "MATURITY DATE") in the form attached hereto as EXHIBIT A (the "NOTES"), which Notes are issuable on the Closing Date (as defined below) as determined by the Company, the Borrower and the purchasers thereof, in an aggregate principal amount not exceeding $5,137,726, and (ii) warrants expiring on the fifth anniversary of the Closing Date to purchase Common Stock, par value $0.0001 per share of the Company ("COMMON STOCK"), in the form attached hereto as EXHIBIT B (the "WARRANTS"), each at an exercise price per share of $8.50, which Warrants are issuable on the Closing Date. The shares of capital stock issuable upon exercise of the Warrants are referred to as the "WARRANT SHARES." The Notes, the Warrants, and the Warrant Shares are collectively referred to as the "Securities." The Company shall also deliver to the Purchaser as Closing the Continuing Corporate Guaranty of the Company guaranteeing full payment and performance of the Notes and the Security Agreement by the Borrower in the form of EXHIBIT D hereto (the "GUARANTY").

         1.2 AGREEMENT TO PURCHASE AND SELL NOTES. The Borrower agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, a Note in the principal amount set forth on the Signature Page to this Agreement (the "COMMITTED AMOUNT") on the terms and conditions set forth herein. Additionally, in further consideration of the Purchaser's purchase of the Note hereunder, the Company agrees to issue to the Purchaser a Warrant initially exercisable for a number of Warrant Shares determined by multiplying 140,000 by a ratio determined by dividing the Commitment Amount by the aggregate principal amount of the Notes. The number and type of shares issuable upon exercise of the Warrant are subject to adjustment as set forth in the Warrant.

         1.3 CLOSING AND DELIVERY. The purchase and sale of the Note and the Warrant shall occur at 3:00p.m., Eastern Time, on March 8, 2005, or at such other time on or before March 10, 2005 as is mutually agreed upon by the Company, the Borrower and the Agent (as defined below) on behalf of itself and all purchasers of Notes. Such purchase and sale is referred to herein as the "CLOSING," and the date of the Closing is referred to herein as the "CLOSING DATE." The Closing shall be held at the offices of the Company first set forth above. At the Closing, the Borrower shall deliver to the Purchaser the Note being purchased at such Closing and the Purchaser shall deliver as directed in writing by J.D. Fairchild, agent for Superior Highwall

Miners, NV for the benefit of the Borrower one-half of the Committed Amount by cashier's check or wire transfer in immediately available funds, up to the amount necessary to purchase the Highwall Miner, Serial No. SHM-37-V/800 manufactured by Superior Highwall Miners, NV. The balance of the Committed Amount shall be paid to Superior Highwall Miners, NV when due pursuant to the terms of the Purchase Agreement described in Section 2.1(c), unless the Notes have been repaid in full prior to such further disbursement date. At the Closing, the Company shall also deliver or cause to be delivered to the Purchaser a Warrant and a fully executed copy of the Security Agreement as defined below.

         1.4 NATURE OF OFFERING. The investment in the Securities is being made in reliance upon the provisions of Section 4(2) ("SECTION 4(2)") of the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and
Regulation D ("REGULATION D") and the other rules and regulations promulgated under the Securities Act and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the investment to be made hereunder.

         1.5 SECURITY AGREEMENT. The Company's obligations under the Note will be secured by the collateral set forth in that certain Security Agreement (the "SECURITY AGREEMENT"), dated as of the Closing Date, by and between the Company and Crestview Capital Master, LLC as agent for itself and the other purchasers of the Notes ("Agent"), in the form attached hereto as EXHIBIT C.

         1.6 USE OF PROCEEDS. The Company and the Borrower shall use the proceeds of the loans represented by the Notes to purchase the Highwall Miner and ancillary equipment described more particularly in the Security Agreement, and for no other purposes. The Company acknowledges that it will receive a direct benefit from the loans to its subsidiary, the Borrower, which shall be good and valid consideration for the Company's issuance of the Warrants and for the Guaranty.

                                   ARTICLE 2.
                         REPRESENTATIONS AND WARRANTIES

         2.1 BY THE COMPANY AND BORROWER. The Company and the Borrower, jointly and severally, hereby represent and warrant to the Purchaser as follows:

                  (a) STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee, and each has the corporate power to own and operate its properties and assets, to carry on its business as now conducted and to enter into and to perform its respective obligations under this Agreement, the Note, the Warrant, and the Security Agreement (collectively, the "TRANSACTION DOCUMENTS"). The Company and the Borrower are each duly qualified to do business and is in good standing in each state in which a failure to be so qualified would have a material adverse effect on the Company's financial condition or its ability to own and operate its properties and assets and conduct its business in the manner now conducted.

                  (b) AUTHORIZATION. The Company and the Borrower each have full legal right, power and authority to conduct its business and affairs. The Company and the Borrower each have full legal right, power and authority to enter  into  and  perform  its  obligations  under  the  Transaction  Documents, including the issuance of the Securities. The execution and delivery of this Agreement, the borrowing hereunder, the execution and delivery of the other Transaction Documents, and the performance by the Company and the Borrower of their respective obligations thereunder, including the issuance of the Securities, are within the corporate powers of the Company and the Borrower and have been duly authorized by all necessary corporate action properly taken and the Company and the Borrower have received all necessary governmental approvals, if any, that are required. The officer(s) executing this Agreement and all of the other Transaction Documents are duly authorized to act on behalf of the Company and the Borrower, respectively.

                  (c) VALIDITY AND BINDING EFFECT. This Agreement and the other Transaction Documents are the legal, valid and binding obligations of the Company and the Borrower, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles. The Borrower is the BUYER as defined in that certain Purchase Agreement dated January 10, 2005 between National Mine Corporation and Superior Highwall Mining Systems, NV with respect to the Borrower's purchase of the Collateral. The reference in such contract to National Mine Corporation is a typographical error. Neither the Company nor the Borrower have any knowledge of the existence of any entity known as National Mine Corporation.

                  (d) NO CONFLICTS. Consummation of the transactions contemplated hereby and the performance of the obligations of the Company and the Borrower under and by virtue of the Transaction Documents, including the issuance of the Securities, do not conflict with, and will not result in any breach of, or constitute a default or trigger a lien under, any mortgage, security deed or agreement, deed of trust, lease, bank loan or credit agreement, corporate charter or bylaws, agreement or certificate of limited partnership, partnership agreement, license, franchise or any other instrument or agreement to which the Company or the Borrower is a party or by which the Company, the Borrower or their respective properties may be bound or affected or to which the Company or the Borrower has not obtained an effective waiver.

                  (e)      EXEMPTION FROM REGISTRATION; VALID ISSUANCES. Subject
to the accuracy of the Purchaser's representations in SECTION 2.2, the sale of the Securities will not require registration under the Securities Act and/or any applicable state securities laws. The Warrant Shares issuable by the Company upon exercise of the Warrant shall, if and when the Warrant is exercised in accordance with its terms, be duly and validly issued, fully-paid and non-assessable shares of capital stock, free of all liens, claims, encumbrances, preemptive rights, rights of first refusal and restrictions on transfer, except as imposed by applicable securities laws. At all times, the Company shall have reserved for issuance and delivery upon exercise of the Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of the Warrant and shall take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant.

                  (f) SEC DOCUMENTS. The Company has made available to the Purchaser true and complete copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 and each report, proxy statement or registration statement filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") or the Securities Act since the filing of such Annual Report through the date hereof (collectively such documents are referred to as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP and the published rules and regulations of the SEC, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements. There is no information which has not been publicly disclosed which, in the good faith judgment of the Company, would cause a reasonable investor to not make the investment contemplated hereby.

                  (g) NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company, the Borrower nor any of their affiliates nor any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the Securities, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the Securities Act; PROVIDED, that neither the Company nor the Borrower makes any representation or warranty with respect to the Purchaser or any other purchaser of the Notes.

                  (h) NO MATERIAL ADVERSE EFFECT. Since September 30, 2004, no Material Adverse Effect (as defined below) has occurred or exists with respect to the Company, except as disclosed in the SEC Documents. For purposes hereof, "MATERIAL ADVERSE EFFECT" shall mean any effect on the business, operations, properties, prospects, material agreements or financial condition of the Company or any subsidiary that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under the Transaction Documents in any material respect.

                  (i) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since September 30, 2004, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

                  (j) NO INTEGRATED OFFERING. Other than as described in the SEC Documents or pursuant to an effective registration statement under the Securities Act, or pursuant to the issuance or exercise of employee stock options, or pursuant to its discussion with the Purchaser or any other purchaser of the Notes in connection with the transactions contemplated hereby, the Company has not issued, offered or sold the Notes or any shares of capital stock within the six-month period next preceding the date hereof in a manner that would make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to the Purchaser and the other purchasers of the Securities as contemplated by this Agreement, and the Company shall not permit any of its directors, officers or affiliates directly or indirectly to take any action (including, without limitation, any offering or sale to any person or entity of the Notes or shares of Common Stock), so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to the Purchaser and the other purchasers of the Securities as contemplated by this Agreement.

                  (k) LITIGATION AND OTHER PROCEEDINGS. Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company or any subsidiary, including the Borrower, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to either have a Material Adverse Effect or result in a judgment against the Company in an amount in excess of $75,000. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

                  (l) NO MISLEADING OR UNTRUE COMMUNICATION. The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Notes or Warrants in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

         2.2 BY THE PURCHASER. The Purchaser hereby represents and warrants to the Company and the Borrower as follows:

                  (a) STATUS. If Purchaser is a corporation, partnership, trust or limited liability company, Purchaser is duly organized, validly existing and in good standing (to the extent applicable) under the laws of the state of its formation, and has the power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement and the other Transaction Documents to which it is a party.

                  (b) AUTHORIZATION. Purchaser has the full legal right, power and authority to enter into and perform its obligations under the Transaction Documents. The execution and delivery of this Agreement, the execution and delivery of each Transaction Document to which the Purchaser is a party, and the performance by the Purchaser of its obligations hereunder and thereunder are within the powers of the Purchaser and have been duly authorized by all necessary action properly taken and the Purchaser has received all necessary governmental approvals, if any, that are required. The person executing this Agreement and all of the other Transaction Documents to which the Purchaser is a party is duly authorized to act on behalf of the Purchaser.

                  (c) VALIDITY AND BINDING EFFECT. This Agreement and the other Transaction Documents are the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

                  (d)      INVESTMENT REPRESENTATIONS.

                           (i)      Purchaser has such  knowledge and experience
in financial and business matters, including investments of the type represented by the Note and the Warrant and the capital stock issuable upon exercise of the Warrant, as to be capable of evaluating the merits of investment in the Company and can bear the economic risk of an investment in the Note and the Warrant and the capital stock issuable upon exercise of the Warrant;

                           (ii)     Purchaser  is an  "accredited  investor"  as
such term is defined in Rule 501 of Regulation D under the Securities Act; and

                           (iii)    Purchaser  is  acquiring  the  Note  and the
Warrant and, to the extent exercised, will be acquiring the capital stock issuable upon exercise of the Warrant, for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof in contravention of the Securities Act or any state securities law, without prejudice, however, to Purchaser's right at all times to sell or otherwise dispose of all or any part of the Securities pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or under an exemption from such registration available under the Securities Act and other applicable state securities laws.

                  (e) ABSENCE OF CONFLICTS. The execution and delivery of this Agreement and the other Transaction Documents to which the Purchaser is a party, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Purchaser or (a) violate any provision of any indenture, instrument or agreement to which Purchaser is a party or is subject, or by which Purchaser or any of its assets is bound; (b) conflict with or constitute a material default thereunder;
(c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Purchaser to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Purchaser is subject or to which any of its assets, operations or management may be subject.

                  (f) DISCLOSURE; ACCESS TO INFORMATION. The Purchaser has received all documents, records, books and other publicly available information pertaining to Purchaser's investment in the Company that the Purchaser has requested. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Purchaser has reviewed or received copies of all SEC Documents that the Purchaser has requested.

                  (g) MANNER OF SALE. At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                                   ARTICLE 3.
                                     LEGEND

         Unless the Warrant Shares have been registered for resale or are eligible to be sold pursuant to Rule 144(k), each certificate representing the Warrant Shares will bear a legend in substantially the following form (the "LEGEND"):

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         Notwithstanding the foregoing, the Warrants and the Warrant Shares may be pledged to a financial institution which is an accredited investor as part of a margin loan account.

                                   ARTICLE 4.
                              DEFAULT AND REMEDIES

         4.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default hereunder:

                  (a) Default in the payment of the principal of or interest on the indebtedness evidenced by the Note in accordance with the terms of the Note, which default is not cured and/or corrected by the Borrower or the Company within five (5) business days of written notice thereof by Purchaser;

                  (b) The Borrower or the Company shall be liquidated, dissolved, partitioned or terminated, or the charter thereof shall expire or be revoked;

                  (c) The Borrower or the Company (i) shall generally not pay or shall be unable to pay its debts as such debts become due, or (ii) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or other similar law or statute of any jurisdiction, whether now or hereafter in effect, or (iv) shall have had any such petition or application filed or any such proceeding commenced against it that is not dismissed within sixty (60) days, or (v) shall indicate, by any act or intentional and purposeful omission, its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver, trustee or other similar official for it or a substantial part of its assets, or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more; or

                  (d) A material default by the Borrower or the Company in the performance of any of its material obligations under this Agreement or any of the other Transaction Documents (other than the payment of the principal of or interest on the indebtedness evidenced by the Note, which shall be subject to
SECTION 4.1(a) above and not this CLAUSE (d)).

         With respect to any material default described above in SECTION 4.1(d) that is capable of being cured and that does not already provide its own cure procedure, the occurrence of such material default shall not constitute an Event of Default hereunder if such material default is fully cured and/or corrected within fifteen (15) days of written notice thereof by Purchaser.

         4.2 ACCELERATION OF MATURITY; REMEDIES. Upon the occurrence of any Event of Default described in SECTION 4.1(c), the indebtedness evidenced by the Note shall be immediately due and payable in full; and upon the occurrence of any other Event of Default described above, the Agent, on behalf of the Purchaser, at any time thereafter may at its option accelerate the maturity of the indebtedness evidenced by the Note without notice of any kind. Upon the occurrence of any such Event of Default and the acceleration of the maturity of the indebtedness evidenced by the Note:

                  (a) The Agent, on behalf of the Purchaser, shall be immediately entitled to exercise any and all rights and remedies possessed by the Purchaser pursuant to the terms of the Note and all of the other Transaction Documents; and

                  (b) The Agent, on behalf of the Purchaser, shall have any and all other rights and remedies that the Purchaser may now or hereafter possess at law, in equity or by statute.

         4.3 REMEDIES CUMULATIVE; NO WAIVER. No right, power or remedy conferred upon or reserved to the Purchaser by this Agreement or any of the other Transaction Documents is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, under any of the other Transaction Documents or now or hereafter existing at law, in equity or by statute. No delay or omission by the Agent to exercise any right, power or remedy accruing upon the occurrence of any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein, and every right, power and remedy given by this Agreement and the other Transaction Documents to the Agent or the Purchaser may be exercised from time to time and as often as may be deemed expedient by the Agent or the Purchaser.

                                   ARTICLE 5.
                              CONDITIONS TO CLOSING

         5.1 CONDITIONS TO THE OBLIGATIONS OF PURCHASER. The obligations of Purchaser to purchase the Note and the Warrant at the Closing and the other obligations of Purchaser under this Agreement are subject to the satisfaction as of the Closing of the following conditions, any of which may be waived in writing in whole or in part by Purchaser:

                  (a) REPRESENTATIONS AND WARRANTIES. Each and every representation and warranty of the Company and the Borrower contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as though each and every such representation and warranty had been made at and as of such date (i.e., with respect to a representation that a state of facts exists on or as of the date hereof, it is a condition that such state of facts exists on or as of the Closing Date, and with respect to a representation that a state of facts has or has not changed between a date prior to the date hereof and the date hereof, it is a condition that such state of facts has or has not changed between such prior date and the Closing
Date), except as affected by transactions contemplated hereby and except that any such representation or warranty made as of a specified date (other than the date of this Agreement) shall only need to have been true on and as of such date.

                  (b) PERFORMANCE. The Company and the Borrower shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by the Company or the Borrower on or prior to the Closing Date.

                  (c)      DELIVERY  OF   GUARANTY.   The  Company   shall  have
delivered to the Purchaser the Guaranty, duly executed by the Company.

                  (d) DELIVERY OF SECURITY AGREEMENT. The Borrower shall have delivered to the Agent the Security Agreement, duly executed by the Borrower.

         5.2 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AND THE BORROWER. The obligations of the Company and the Borrower to sell the Note and the Warrant to Purchaser at the Closing and the other obligations of the Company and the Borrower under this Agreement are subject to the satisfaction as of the Closing of the following conditions, any of which may be waived in writing in whole or in part by the Company and the Borrower:

                  (a)      REPRESENTATIONS   AND  WARRANTIES.   Each  and  every
representation and warranty of the Purchaser contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as though each and every such representation and warranty had been made at and as of such date (i.e., with respect to a representation that a state of facts exists on or as of the date hereof, it is a condition that such state of facts exists on or as of the Closing Date, and with respect to a representation that a state of facts has or has not changed between a date prior to the date hereof and the date hereof, it is a condition that such state of facts has or has not changed between such prior date and the Closing Date), except as affected by transactions contemplated hereby and except that any such representation or warranty made as of a specified date (other than the date of this Agreement) shall only need to have been true on and as of such date.

                  (b) PERFORMANCE. The Purchaser shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by the Purchaser on or prior to the Closing Date.

                                    ARTICLE 6.
                                   TERMINATION

         6.1 TERMINATION PRIOR TO CLOSING. Any party (the "TERMINATING PARTY") may (but shall not be obligated to) terminate this Agreement prior to the Closing by giving written notice to the other parties if any of the conditions to the Terminating Party's obligations provided for in SECTION 5 have not been satisfied as of the Closing (other than due to the Terminating Party's failure to comply with its obligations under this Agreement) and the Terminating Party has not expressly waived such condition in writing on or before the Closing; PROVIDED, HOWEVER, that the right to terminate this Agreement under this SECTION 6.1 shall not be available to a party if the failure of the transactions contemplated by this Agreement to have been consummated is the result of the breach of this Agreement or the bad faith or willful misconduct of such party; provided, further, that no party shall be relieved of any liability or obligation for any breach of this Agreement prior to such termination or for any breach of this Agreement which arises out of or results from such party's bad faith or willful misconduct.

         6.2 TERMINATION FOLLOWING THE CLOSING. If the Closing occurs, this Agreement shall remain in full force and effect until the later of (i) payment in full by the Borrower or the Company of the full principal amount of the Note and all accrued interest thereon, at which time the Purchaser shall cancel the Note and deliver it to the Borrower, and (ii) the expiration of the Warrant.

         6.3 EFFECT OF TERMINATION. The termination of this Agreement pursuant to SECTION 6.1 shall not affect the right of any party to bring any action for breach of this Agreement.

                                   ARTICLE 7.
                              APPOINTMENT OF AGENT

         7.1 APPOINTMENT. The Purchaser hereby designates Crestview Capital Master, LLC as Agent to act as specified herein and in the other Transaction Documents. The Purchaser hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement, the other
Transaction Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its officers, directors, agents or employees.

         7.2 NATURE OF DUTIES. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Transaction Documents. Neither the Agent nor any of its officers, directors, agents or employees shall be liable for any action taken or omitted by any of them hereunder or under any other Transaction Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Transaction Document a fiduciary relationship in respect of the Purchaser and nothing in this Agreement or any other Transaction Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Transaction Document except as expressly set forth herein. The Agent shall promptly transmit to the Purchaser a copy of each notice given to it by the Company pursuant to the terms of this Agreement and shall give notice to the Purchaser of any default or Event of Default of which it becomes aware.

         7.3 LACK OF RELIANCE ON THE AGENT. Independently and without reliance upon the Agent, the Purchaser, to the extent it deems appropriate, has made (i) its own independent investigation of the financial condition and affairs of the Company and the Borrower in connection with the making of the loan provided for hereunder and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Company and the Borrower and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide the Purchaser with any credit or other information with respect thereto, whether coming into its possession before the making of the loan or at any time or times thereafter. The Agent shall not be responsible to the Purchaser for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Transaction Document or the financial condition of the Company or the Borrower or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Transaction Document, or the financial condition of the Company or the existence or possible existence of any default or Event of Default. Purchaser acknowledges that Crestview Capital Master, LLC is a purchaser hereunder.

         7.4 RELIANCE. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any person that the Agent believed to be the proper person, and, with respect to all legal matters pertaining to this Agreement and any other Transaction Document and its duties hereunder and thereunder, upon advice of counsel selected by it.

         7.5 INDEMNIFICATION. To the extent the Agent is not reimbursed and indemnified by the Company or the Borrower, the Purchaser will reimburse and indemnify the Agent, in proportion to the principal amount of the amounts owing to the Purchaser and all other purchasers of Notes, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Agent in performing its duties hereunder or under any other Transaction Document; PROVIDED, HOWEVER, that the Purchaser shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

         7.6 THE AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its obligation to purchase one or more of the Notes, the Agent shall have the rights and powers specified in the Agent's respective purchase agreement as a purchaser thereof and may exercise the same rights and powers as though it were not performing the duties specified herein. Crestview Capital Master, LLC may lend money to and generally engage in any kind of business with the Company or the Borrower or any affiliate of the Company as if it were not performing the duties specified herein, and may accept fees and other consideration from the Company or the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the Purchaser.

         7.7 SUCCESSION. The Agent may resign from the performance of all its functions and duties hereunder and/or under the other Transaction Documents at any time by giving fifteen (15) business days' prior written notice to the Company and the Purchaser. Such resignation shall take effect upon the appointment of a successor Agent as provided below. Upon any such notice of resignation, the holders of at least a majority of the principal amount of the Notes shall appoint a successor Agent hereunder which shall be a person or entity reasonably acceptable to the Company and the Borrower. If a successor Agent shall not have been so appointed within such fifteen (15) business day period, the Agent, with the consent of the Company and the Borrower, may then appoint a successor Agent which shall serve as Agent hereunder until such time, if any, as the holders of at least a majority of the principal amount of the Notes appoint a successor Agent as provided above.

                                    ARTICLE 8.
                                  MISCELLANEOUS

         8.1 SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES. Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors, successors-in-title and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement by or on behalf of the Company or the Borrower or by or on behalf of the Purchaser shall bind and inure to the benefit of their respective heirs, legal representatives, successors-in-title and assigns, whether so expressed or not.

         8.2 SEVERABILITY. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement and shall be interpreted so as to be effective and valid.

         8.3 INTEREST AND LOAN CHARGES NOT TO EXCEED MAXIMUM ALLOWED BY LAW. Anything in this Agreement, the Note or any of the other Transaction Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Committed Amount, acceleration of the maturity of the unpaid balance of the indebtedness evidenced by the Note or otherwise, shall the interest and other charges agreed to be paid to the Purchaser for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible under applicable laws in effect from time to time. It is understood and agreed by the parties that, if for any reason whatsoever the interest or loan charges paid or contracted to be paid by the Borrower or the Company in respect of the indebtedness evidenced by the Note shall exceed the maximum amounts collectible under applicable laws in effect from time to time, then IPSO FACTO, the obligation to pay such interest and/or loan charges shall be reduced to the maximum amounts collectible under applicable laws in effect from time to time, and any amounts collected by the Purchaser that exceed such maximum amounts shall be applied to the reduction of the principal balance of the indebtedness evidenced by the Note and/or refunded to the Company or the Borrower, as applicable, so that at no time shall the interest or loan charges paid or payable in respect of the indebtedness evidenced by the Note exceed the maximum amounts permitted from time to time by applicable law.

         8.4 ARTICLE AND SECTION HEADINGS, DEFINED TERMS. Numbered and titled article and section headings and defined terms are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

         8.5 NOTICES. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth in the introductory paragraph to this Agreement, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand.

         8.6 ENTIRE AGREEMENT. This Agreement and the other written agreements between the Company, the Borrower and the Purchaser represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; PROVIDED, if there is a conflict between this Agreement and any other document executed contemporaneously herewith with respect to the obligations described herein, the provision of this Agreement shall control.

         8.7 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and shall be governed by, the laws of the State of Tennessee, without regard to conflict of law principles thereof.

         8.8 AMENDMENT. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. Neither the Company nor the Borrower shall offer any consideration to any purchaser of Notes in connection with any waiver or modification of their respect Notes or any other agreement entered into in connection therewith unless the Company or the Borrower offers the same consideration to every other purchaser of Notes.

         8.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

         8.10 CONSTRUCTION AND INTERPRETATION. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that the Company, the Borrower, the Purchaser and their respective agents have participated in the preparation hereof.

         8.11 COSTS AND ATTORNEYS' FEES. If any action, suit, arbitration or other proceeding is instituted to remedy, prevent or obtain relief from a default in the performance by any party to this Agreement of its obligations under this Agreement, the prevailing party (as determined by the court or other fact-finder) will be entitled to recover from the losing party all actual costs incurred in each and every such action, suit, arbitration or other proceeding, including any and all appeals or petitions therefrom, including, without limitation, reasonable attorneys' fees and disbursements. Crestview Capital Master, LLC shall deduct the sum of $15,000 from its purchase price of the Note to pay the legal fees of the several Purchasers.

         8.12 WAIVER OF JURY TRIAL. The Purchaser and the Company each waive all right to trial by jury in any action or proceeding to enforce or defend any rights or remedies hereunder or relating hereto.

         8.13 SURVIVAL. All representations and warranties and, to the extent expressly provided herein, covenants, shall survive the Closing, and no such representations, warranties and covenants shall merge into any instrument of conveyance.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

                                    COMPANY:

                                    NATIONAL COAL CORP.,
                                    a Florida corporation

                                    By:       /s/ Jon Nix
                                             -----------------------------------
                                             Jon Nix
                                    Title:   Chief Executive Officer

                                    BORROWER:

                                    NATIONAL COAL CORPORATION,
                                    a Tennessee corporation

                                    By:      /s/ Jon Nix
                                             -----------------------------------
                                             Jon Nix
                                    Title:   Chief Executive Officer


                                    PURCHASER:


                                    --------------------------------------------
                                             (Print Name of Purchaser)


                                    --------------------------------------------
                                                    (Signature)

                                    (Title, if applicable)

                                    (Address)
                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------

                                    Committed Amount: $
                                                       -------------------------

Accepted and Acknowledged
as Agent under Article 7 by:


___________________________________
Crestview Capital Master, LLC

                                    EXHIBIT A

                               SECURED CONVERTIBLE
                                 PROMISSORY NOTE


THIS SENIOR SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAS BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. THIS SENIOR SECURED PROMISSORY NOTE MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

$_______________                                                   March 8, 2005
                                                            Knoxville, Tennessee

                NATIONAL COAL CORPORATION, A TENNESSE CORPORATION

                                     SECURED
                                 PROMISSORY NOTE

         FOR VALUE RECEIVED, National Coal Corporation, a Tennessee corporation ("BORROWER"), located at 319 Ebenezer Road, Knoxville, Tennessee 37923, hereby unconditionally promises to pay to the order of ____________________ ("LENDER"), and its successors, endorsees, transferees and assigns (together with Lender, "HOLDER"), the principal sum of ________ Dollars ($________), and any unpaid accrued interest thereon, as set forth below; or such lesser amount as may have been advanced by Lender to Borrower. The advance under this Note has been offset by an origination fee in he amount of 4% of the principal amount of this loan, which such amount shall nevertheless be a part of the principal amount of the loan evidenced hereby. The principal amount of this Note, and any unpaid interest accrued thereon, shall be due and payable in full on August 8, 2005 (the "MATURITY DATE") in the manner provided for in SECTION 3 below, unless this Note shall have been previously paid as provided in SECTION 4 below.

         1. PURCHASE AGREEMENT. This Note has been executed and delivered by Borrower pursuant to that certain Note and Warrant Purchase Agreement, dated as of March 8, 2005, between Borrower and Lender (the "PURCHASE Agreement"). Borrower herein agrees with Holder that Borrower will perform and discharge each of its covenants and agreements contained in the Purchase Agreement as from time to time amended and supplemented, the provisions of which Purchase Agreement are hereby incorporated in this Note by reference with the same effect as if it were set forth in full. The Purchase Agreement is subject to amendment in the manner provided therein, and any such amendment shall be binding upon the Holder and any subsequent holders of this Note. All capitalized terms used herein and not defined herein shall have the meanings given such terms in the Purchase Agreement.

         2. INTEREST. Borrower agrees to pay interest on the unpaid principal amount hereof. Interest shall accrue from the 61st day after the date first above set forth until this Note is paid in full at a rate equal to eighteen percent (18%) per annum. Interest shall be computed on the basis of the actual number of days elapsed and a year of 365 days. Interest shall be due and payable in the manner provided for in SECTION 3 below. In no event shall the interest paid hereunder, together with any other consideration paid or agreed to be paid for the use, forbearance or detention of money advanced hereunder, exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. In the event that such a court determines that the Holder has charged, received or contracted to receive interest hereunder in excess of the highest lawful rate permissible, the interest payable hereunder shall automatically be reduced to the maximum rate permitted by law, and any amounts collected by the Holder that exceed such maximum amounts shall be applied to the reduction of the principal balance of the indebtedness evidenced by this Note and/or refunded to the Borrower. It is the intent hereof that Borrower not pay or contract to pay, and that the Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may lawfully be paid by Borrower under applicable law.

         3. PAYMENTS OF PRINCIPAL AND INTEREST. All payments of principal, accrued but unpaid interest and all other amounts payable in respect of this Note shall be made by wire transfer in lawful money of the United States of America in immediately available Federal funds, to an account furnished to Borrower in writing for that purpose on the Maturity Date. Holder shall, before disposing of this Note or any part hereof, make a notation hereon of all principal and interest payments previously made hereunder and of the date to which interest hereon has been paid; PROVIDED, HOWEVER, that the failure to correctly make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of Borrower under this Note with respect to any loan evidenced hereby or payments of principal or interest on this Note. Holder and Borrower each acknowledge receipt and payment, respectively, of the first 60 days' interest on this Note as of the date of this Note.

         4. PREPAYMENT. Borrower may prepay this Note, in whole or in part, at any time and from time to time without the prior written consent of the Holder. Any partial prepayment shall not affect the obligation to continue to pay in full the amount of the payments hereunder until the entire unpaid principal balance hereof and all accrued interest hereon has been paid in full. Any such prepayment shall be applied first to interest and then to principal.

         5.       TRANSFER BY HOLDER.

                  (a) This Note and all rights hereunder are transferable, in whole or in part, upon surrender of the Note with a properly executed assignment, in the form prescribed by Borrower, at the principal office of Borrower.

                  (b) Until any transfer of this Note is made in the Note register, Borrower may treat the registered Holder as the absolute owner hereof for all purposes; PROVIDED, HOWEVER, that if and when this Note is properly assigned in blank, Borrower may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

                  (c) Borrower will maintain a register containing the names and addresses of the registered Holders of this Note. Any registered Holder may change such registered Holder's address as shown on the Note register by written notice to Borrower requesting such change.

         6. TRANSFER BY BORROWER. Borrower may not assign, and no person may assume, any of the obligations of Borrower under this Note without the prior written consent of Holder, which consent may be granted or withheld in Holder's sole discretion, and any attempt to do so without such consent shall be void.

         7.       EVENTS OF DEFAULT; REMEDIES.

                  (a) EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default hereunder:

                           (i)      Default in the payment of the  principal  of
or interest on the indebtedness evidenced by this Note in accordance with the terms of this Note, which default is not cured and/or corrected by Borrower within five (5) business days of written notice thereof by Holder;

                           (ii)     Borrower  shall  be  liquidated,  dissolved,
partitioned or terminated, or the charter thereof shall expire or be revoked;

                           (iii)    Borrower  (i)  shall  generally  not  pay or
shall be unable to pay its debts as such debts become due, or (ii) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation or other similar law or statute of any jurisdiction, whether now or hereafter in effect, or (iv) shall have had any such petition or application filed or any such proceeding commenced against it that is not dismissed within sixty (60) days, or (v) shall indicate, by any act or intentional and purposeful omission, its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver, trustee or other similar official for it or a substantial part of its assets, or
(vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more; or

                           (iv)     A  material   default  by  Borrower  in  the
performance of any of its material obligations under the Purchase Agreement or any of the other Transaction Documents (other than the payment of the principal of or interest on the indebtedness evidenced by this Note, which shall be subject to SUBSECTION 7(a)(i) above and not this SUBSECTION (iv)).

         With respect to any material default described above in SUBSECTION 7(a)(iv) that is capable of being cured and that does not already provide its own cure procedure, the occurrence of such material default shall not constitute an Event of Default hereunder if such material default is fully cured and/or corrected within fifteen (15) days of written notice thereof by Holder.

                  (b)      ACCELERATION   OF   MATURITY;   REMEDIES.   Upon  the
occurrence of any

Event of Default described in SUBSECTION 7(a)(iii), the indebtedness evidenced by this Note shall be immediately due and payable in full; and upon the occurrence of any other Event of Default described above, the Agent at any time thereafter may at its option accelerate the maturity of the indebtedness evidenced by this Note without notice of any kind. Upon the occurrence of any such Event of Default and the acceleration of the maturity of the indebtedness evidenced by the Note:

                           (i)      The  Agent,  on behalf of  Holder,  shall be
immediately entitled to exercise any and all rights and remedies possessed by Holder pursuant to the terms of this Note and all of the other Transaction Documents; and

                           (ii)     The Agent,  on behalf of Holder,  shall have
any and all other rights and remedies that Holder may now or hereafter possess at law, in equity or by statute.

                  (c) REMEDIES CUMULATIVE; NO WAIVER. No right, power or remedy conferred upon or reserved to Holder by this Note or any of the other Transaction Documents is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, under any of the other Transaction Documents or now or hereafter existing at law, in equity or by statute. No delay or omission by the Agent to exercise any right, power or remedy accruing upon the occurrence of any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein, and every right, power and remedy given by this Note and the other Transaction Documents to the Agent or Holder may be exercised from time to time and as often as may be deemed expedient by the Agent.

         8. SECURITY. Borrower's obligations under this Note are secured by the collateral set forth in the Security Agreement.

         9. NOTICES. Any notice required by the provisions of this Note to be given to Holder shall be delivered personally, telecopied, or sent by certified mail or overnight via a nationally recognized courier service (such as Federal Express), addressed to Holder at the address appearing on the books of Borrower. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice.

         10. GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF TENNESSEE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF, EXCEPT THAT CORPORATE MATTERS SHALL BE GOVERNED BY FLORIDA CORPORATE LAW.

         11. WAIVER OF JURY TRIAL. Borrower and Lender each waive all right to trial by jury in any action or proceeding to enforce or defend any rights or remedies hereunder or relating hereto.

         12. WAIVERS. Borrower waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and Borrower agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder or Agent.

         13. ATTORNEYS' FEES. Borrower promises to pay all reasonable costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note, including, without limitation, enforcement before any court and including all appellate proceedings and post-judgment collection proceedings.

         14. SEVERABILITY. Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note and shall be interpreted so as to be effective and valid.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the day and year and at the place first written above.

                                         NATIONAL COAL CORPORATION,
                                         a Tennessee corporation

                                         By:
                                                  ------------------------------
                                                  Jon Nix
                                         Title:   Chief Executive Officer

                                    EXHIBIT B

                                     WARRANT



THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE HEREUNDER MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.
------------------------------------------------------------------------------


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                               NATIONAL COAL CORP.

NO. ______                                                         March 8, 2005

THIS CERTIFIES THAT, for value received, ________________, or its permitted registered assigns ("HOLDER"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time commencing after the issuance date of this Warrant (the "EFFECTIVE DATE"), and before 5:00 p.m. Eastern Time on the fifth anniversary of the Effective Date (the "EXPIRATION DATE"), to purchase from National Coal Corp., a Florida corporation (the "COMPANY"), up to ___________ shares of Common Stock of the Company at an exercise price per share of $8.50 (the "PURCHASE PRICE"). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein.

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

         1.1 "COMMON STOCK" shall mean the common stock, par value $.0001 per share, of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

         1.2 "FAIR MARKET VALUE" of a share of Common Stock as of a particular date shall mean:

                  (a) If traded on a securities exchange or the Nasdaq Stock Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the five (5) trading days ending immediately prior to the applicable date of valuation;

                  (b) If traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid
                           and  asked  quotations   averaged  over  the
                           fifteen (15)-day period ending immediately prior to the applicable date of valuation; and

                  (c) If there is no public market, the Fair Market Value shall be the value thereof, as agreed upon in good faith by the Company and the Holder; PROVIDED, HOWEVER, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

         1.3 "NOTE" shall mean that certain Senior Secured Promissory Note, dated as of March 8, 2005, issued by the Company in favor of Holder.

         1.4 "REGISTERED HOLDER" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

         1.5 "WARRANT" as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

2.       EXERCISE OF WARRANT

         2.1 PAYMENT. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time after the Effective Date, and on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as EXHIBIT 1 (the "NOTICE OF
                  EXERCISE"), duly executed by the Holder, to the principal office of the Company, and as soon as practicable after such date, surrendering

                  (a) this Warrant to the principal office of the Company, and

                  (b) payment in cash (by check) or by wire transfer of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "EXERCISE AMOUNT").

         2.2 STOCK CERTIFICATES; FRACTIONAL SHARES. As soon as practicable on or after the date of any exercise of this Warrant but in any event within 5 business days after its receipt of the Exercise Amount, the Company shall issue and deliver to the person or persons designated by the Holder a certificate or certificates for the aggregate number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of such date of exercise. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

         2.3 PARTIAL EXERCISE; EFFECTIVE DATE OF EXERCISE. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Company receives the Notice of Exercise, subject to receipt of the Exercise Amount.

         2.4      VESTING. The warrants shall vest fully upon issuance.

         2.5 LIMITATIONS ON EXERCISE. The Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to
                  SECTION 2.1 or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder's affiliates and any other person or entity acting as a group together with Holder or any of Holder's affiliates) would beneficially own in excess of 9.99% (the "APPLICABLE PERCENTAGE") of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this SECTION 2.5, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. In addition, a determination as to any group status as contemplated above shall also be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this SECTION 2.5, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two trading days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this

                  Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms this SECTION 2.5 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Applicable Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Applicable Percentage limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. The holders of Common Stock of the Company shall be third party beneficiaries of this SECTION 2.5 and the Company may not waive this SECTION 2.5 without the consent of holders of a majority of its Common Stock.

         2.6 NET ISSUE EXERCISE. If at any time after one year from the date of issuance of this Warrant there is no effective registration statement registering the resale of the Warrant Shares by the Holder, this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [A-B) (X)] by (A), where:

                  (A) = the Closing Price on the trading day immediately preceding the date of such election;

                  (B) =    the Purchase Price, as adjusted; and

                  (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

3. VALID ISSUANCE: TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be duly authorized, validly issued, fully paid and non-assessable. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

         4.1      ADJUSTMENT   FOR   STOCK   SPLITS,   STOCK   SUBDIVISIONS   OR
                  COMBINATIONS OF SHARES. The Purchase Price shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or other subdivision of the Company's Common Stock. The Purchase Price shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any reverse stock split, consolidation or combination of the Company's Common Stock.

         4.2 ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company (including debt instruments) or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such additional securities or other assets distributed with respect to such shares as aforesaid during such period giving effect to all adjustments called for by this SECTION 4.

         4.3 RECLASSIFICATION. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change, and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this SECTION 4. No adjustment shall be made pursuant to this SECTION 4.3 upon any conversion or redemption of the Common Stock which is the subject of SECTION 4.5.

         4.4 ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR CONSOLIDATION. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this

                  Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property (including cash) to which the holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this SECTION 4. The foregoing provisions of this SECTION 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be the value as agreed upon in good faith by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing such property jointly selected in good faith by the Company and the Holder. All fees and expenses of the valuation firm shall be paid for by the Company. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         4.5 CONVERSION OF COMMON STOCK. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Articles of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "TERMINATION DATE"), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted such that the aggregate Purchase Price of the maximum number of securities or other property for which this Warrant is exercisable immediately after the Termination Date is equal to the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date, all subject to further adjustment as provided herein.

         4.6 SUBSEQUENT EQUITY SALES. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or common stock equivalents entitling any person to acquire shares of Common Stock, at an effective price per share less than $6.65 (adjusted for any stock splits and the like after the date of this Warrant) (such lower price, the "BASE SHARE PRICE" and such issuances collectively, a "DILUTIVE ISSUANCE"), as adjusted hereunder (if the holder of the Common Stock or common stock equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Purchase Price, such issuance shall be deemed to have occurred for less than the Purchase Price), then, the Purchase Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock issued and outstanding prior to such Dilutive Issuance plus the number of shares of Common Stock which the aggregate consideration received for the Dilutive Issuance would have purchased at the Exercise Price, and the denominator of which shall be the numbers of shares of Common Stock issued and outstanding after such Dilutive Issuance, and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Purchase Price payable hereunder, after taking into account the decrease in the Purchase Price, shall be equal to the aggregate Purchase Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or common stock equivalents are issued. In addition to the foregoing, if the Dilutive Issuance consists of options or warrants to purchase Common Stock or a common stock equivalent at an exercise price of less than $8.50 (as adjusted for any stock splits and the like after the date of this Warrant), then the Purchase Price shall be adjusted to equal the Base Share Price, and shall not be adjusted by the weighted-average formula set forth above, and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Purchase Price payable hereunder, after taking into account the decrease in the Purchase Price, shall be equal to the aggregate Purchase Price prior to such adjustment. The Company shall not be required to make any adjustment of the Exercise Price pursuant to this Section 4.6 in the case of the issuance from and after the date of this Warrant of shares of Common Stock or common stock equivalents (A) in connection with a bona-fide strategic transaction (B) in connection with any stock-based compensation plans of the Corporation approved by the Board of Directors including all (which shall be at least three) independent directors and the value assigned upon grant not to be less than 85% of the then-current market price or
                  (C) pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the date of this Warrant (provided that the conversion or exercise price of such security has not been amended since the date of this Warrant). The Company shall notify the Holder in writing, no later than the business day following the issuance of any Common Stock or common stock equivalents subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms (such notice the "DILUTIVE ISSUANCE NOTICE"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 4.6, upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the

                  Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder. In addition, if at any time prior to the Expiration Date:

         5.1      the  Company  shall  declare  any  dividend   payable  in  any
                  securities or make any distribution to its stockholders;

         5.2 the Company shall offer to its stockholders as a class any additional shares of Common Stock or securities convertible into Common Stock or any right to subscribe for Common Stock or securities convertible or exchangeable into Common Stock; or

         5.3 a dissolution or winding up of the Company (other than in connection with a consolidation, merger or sale of all or substantially all of its property, assets and business as an entirety) shall be proposed;

         then in any one or more of such events, the Company shall give notice in writing of such event to the Holder at least 10 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or date of the closing of the transfer books, as the case may be.

6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it (and in the case of mutilation, upon surrender and cancellation of this Warrant), the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's Officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

8. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred only to any Registered Holder's parent, subsidiary or affiliate or to any officer, director, partner, investment advisor, member or manager of any such parent, subsidiary or affiliate, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Notwithstanding the foregoing, the registration rights provided for in EXHIBIT 3 attached hereto shall not be transferable unless the transferee receives a portion of this Warrant to purchase at least 25,000 shares of Common Stock (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Warrant). Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

9. RESTRICTIONS ON TRANSFER. By acceptance hereof, the Holder acknowledges that this Warrant and the capital stock of the Company that may be issued upon its exercise have not been registered under the Securities Act, and Holder agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any capital stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such securities and registration or qualification of this Warrant or such securities under any applicable Blue Sky or state securities laws then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. In the reasonable discretion of the Company, the Company may condition any transfer of all or any portion of this Warrant or the capital stock of the Company that may be issued upon its exercise (other than a disposition satisfying the conditions set forth in clause
         (i) of SECTION 9(i) above) upon the transferee's delivery to the Company of a written agreement, in form and substance reasonably satisfactory to the Company, whereby the transferee makes such representations and warranties to and for the benefit of the Company as are comparable to the representations and warranties of the Holder set forth in SECTION 10 below.

10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, upon each exercise hereof, the Holder represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for the account of the Holder and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the Securities Act (unless otherwise registered pursuant to exercise by the Holder of the registration rights, if any, granted to the Registered Holder) and will be "restricted securities" within the meaning of Rule 144 under the Securities Act and will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant or Common Stock upon conversion thereof, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

12. NOTICES. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

         To Holder:                             To the Company:
                                                NATIONAL COAL CORP.
                                                319 Ebenezer Road
                                                Knoxville, TN 37923
         Attn:                                  Attn: Chief Executive Officer
         Fax Number:                            Fax Number: (865) 769-3759

         Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this SECTION 12 by giving the other party written notice of the new address in the manner set forth above.

13.      Intentionally Omitted.

14. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

15. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida.

16. WAIVER OF JURY TRIAL. The Company and, by acceptance of this Warrant, the Holder each waive all right to trial by jury in any action or proceeding to enforce or defend any rights or remedies hereunder or relating hereto.

17. NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefore upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the

         Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

18. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

19. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

20. REGISTRATION RIGHTS. All shares of Common Stock issuable upon exercise of this Warrant shall be "Registrable Securities" or such other definition of securities entitled to registration rights pursuant to
         EXHIBIT 3 to this Warrant.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the date first set forth above.

                                            National Coal Corp.


----------------------------------          ------------------------------------
By                                          By

                                            Jon Nix
----------------------------------          ------------------------------------
Printed Name                                Printed Name

                                            Chief Executive Officer
----------------------------------          ------------------------------------
Title                                       Title






                                SIGNATURE PAGE TO
                        WARRANT TO PURCHASE COMMON STOCK

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)

TO:      NATIONAL COAL CORP.


The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of National Coal Corp., as provided for therein, and (check the applicable box):

|_| tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check or wire transfer in same-day funds in the amount of $____________ for _________ such securities.

|_| Elects the Net Issue Exercise option pursuant to Section 2.6 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:
               -----------------------------------------------------------------
Address:
               -----------------------------------------------------------------
Signature:
               -----------------------------------------------------------------

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

                                    EXHIBIT 2

                                   ASSIGNMENT
          (To be executed only upon assignment of Warrant Certificate)

For value received, the undersigned hereby sells, assigns and transfers unto the parties set forth below all or such portion of the Warrants represented by the within Warrant Certificate set forth below, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

--------------------------- ---------------------------- -----------------------

  NAME(S) OF ASSIGNEE(S)             ADDRESS                  # OF WARRANTS
--------------------------- ---------------------------- -----------------------

--------------------------- ---------------------------- -----------------------

--------------------------- ---------------------------- -----------------------

--------------------------- ---------------------------- -----------------------

--------------------------- ---------------------------- -----------------------

--------------------------- ---------------------------- -----------------------

And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.


Dated:
              ------------------------------------------------------------------

Signature:
              ------------------------------------------------------------------

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever.

                                    EXHIBIT 3

                               REGISTRATION RIGHTS

1. REGISTRATION RIGHTS.

         1.1      DEFINITIONS.  For purposes of this Section 1:

                  (a) REGISTRATION. The terms "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended, (the "SECURITIES ACT"), and the declaration or ordering of effectiveness of such registration statement

                  (b) REGISTRABLE SECURITIES. The term "REGISTRABLE SECURITIES" means: (1) any Common Stock of the Company issued or to be issued upon exercise of the Warrant and (2) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any shares of Common Stock described in clause
                           (1) of this subsection (b). Notwithstanding the foregoing, "Registrable Securities" shall exclude any Registrable Securities sold by a person in a transaction in which rights under this Section 1 are not assigned in accordance with this Agreement or any Registrable Securities sold in a public offering, whether sold pursuant to Rule 144 promulgated under the Securities Act, or in a registered offering, or otherwise.

                  (c) REGISTRABLE SECURITIES THEN OUTSTANDING. The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" shall mean the number of shares of Common Stock of the Company that are Registrable Securities and (l) are then issued and outstanding or
                           (2) are then issuable pursuant to an exercise of the Warrant or pursuant to a conversion of securities issuable pursuant to an exercise of the Warrant.

                  (d) HOLDER. For purposes of this Section 1, the term "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any permitted assignee of record of such Registrable Securities to whom rights under this
                           Section 1 have been duly assigned in accordance with this Agreement.

                  (e) FORM S-3. The term "FORM S-3" means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  (f) SEC. The term "SEC" or "COMMISSION" means the U.S. Securities and Exchange Commission.

         1.2      [INTENTIONALLY OMITTED].

         1.3 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least twenty (20) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but EXCLUDING registration statements relating to any employee benefit plan or a corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  (a) UNDERWRITING. If a registration statement under which the Company gives notice under this SECTION 1.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this SECTION 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting (including a market stand-off agreement of up to 180 days if required by such underwriters). Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall include in such offering (i) first, all the securities the Company proposes to register for its own account, and (ii) second, Holder's Registrable Securities and other shares of Common Stock of the Company requested to be included by other investors having written registration rights agreements with the Company respecting such shares (or such other shares, the "OTHER REGISTRABLE SECURITIES"), with Holder and each such investor proposing to sell such shares participating in such registration on a pro rata basis, such participation to be based upon the number of shares of Registrable Securities and Other Registrable Securities then held by the Holder and each such investor, respectively. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at five (5) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership, the Holder and the partners and retired partners of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, and for any Holder that is a corporation, the Holder and all corporations that are affiliates of such Holder, shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                  (b) EXPENSES. All expenses incurred in connection with a registration pursuant to this SECTION 1.3 (excluding underwriters' and brokers' discounts and commissions relating to shares sold by the Holders and legal fees of counsel for the Holders), including, without limitation, all federal and "blue sky" registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company.

                  (c) NO LIMIT ON REGISTRATIONS. Except as otherwise provided herein, there shall be no limit on the number of times the Holders may request registration of Registrable Securities under this SECTION 1.3.

         1.4      [INTENTIONALLY OMITTED]

         1.5 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities under this Agreement the Company shall, as expeditiously as reasonably possible:

                  (a) REGISTRATION STATEMENT. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, PROVIDED, HOWEVER, that the Company shall not be required to keep any such registration statement effective after March 8, 2007.

                  (b) AMENDMENTS AND SUPPLEMENTS. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) PROSPECTUSES. Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                  (d) BLUE SKY. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) UNDERWRITING. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) NOTIFICATION. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         1.6 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to
                  SECTION 1.3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be reasonably required to timely effect the registration of their Registrable Securities.

         1.7 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under SECTION 1.3:

                  (a) BY THE COMPANY. To the extent permitted by law; the Company will indemnify and hold harmless each Holder, the partners, officers, directors, employees, managers, members, and stockholders of each Holder, any underwriter (as determined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 ACT"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

                           (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                           (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                           (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

                           and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, employee, manager, member, stockholder, underwriter or controlling person of such Holder.

                  (b) BY SELLING HOLDERS. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, officers, directors, employees, managers, members, stockholders or any person who controls such Holder within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner, officer, director, employee, manager, member, stockholder or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director, employee, manager, member, stockholder or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action: PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and PROVIDED, FURTHER, that the total amounts payable in indemnity by a Holder under this
                           Section 1.7(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

                  (c) NOTICE. Promptly after receipt by an indemnified party under this SECTION 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this SECTION 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this
                           SECTION 1.7 to the extent the indemnifying party is prejudiced as a result thereof, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
                           SECTION 1.7.

                  (d) DEFECT ELIMINATED IN FINAL PROSPECTUS. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was timely furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

                  (e) CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this SECTION 1.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this SECTION 1.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this SECTION 1.7; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case: (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  (f) SURVIVAL. The obligations of the Company and Holders under this SECTION 1.7 shall survive until the fifth anniversary of the completion of any offering of Registrable Securities in a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

         1.8 TERMINATION OF THE COMPANY'S OBLIGATIONS. The Company shall have no obligations pursuant to SECTION 1.3 with respect to any Registrable Securities proposed to be sold by a Holder in a registration pursuant to SECTION 1.3 more than two years (2) years after the date of this Warrant, or, if, in the opinion of counsel to the Company, all such Registrable Securities proposed to be sold by a Holder may then be sold under Rule 144 in one transaction without exceeding the volume limitations thereunder.

                                    EXHIBIT C

                               SECURITY AGREEMENT

                                    EXHIBIT D

                                    GUARANTY